UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2023

PONO CAPITAL THREE, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41607	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo Street, #102, Honolulu, Hawaii 96813

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (808) 892-6611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share, and one Redeemable Warrant.	PTHRU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	PTHR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	PTHRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 15, 2023, Pono Capital Three, Inc., a Cayman Islands exempted company (“Pono”), entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among Pono, Pono Three Merger Acquisitions Corp., a British Columbia company and wholly-owned subsidiary of Pono (“Merger Sub”) and Robinson Aircraft Ltd., d/b/a Horizon Aircraft (“Horizon”).

Pursuant to the Business Combination Agreement, prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), Pono will redomesticate as a British Columbia company, and at the Closing, Merger Sub will amalgamate (the “Amalgamation,” together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”) with Horizon (the resulting company, “Amalco”), with Amalco being the wholly-owned subsidiary of Pono.

Business Combination Agreement Waiver

On December 27, 2023, Pono and Horizon entered into a Business Combination Agreement Waiver (the “Business Combination Agreement Waiver”) to waive the Equity Financing closing condition set forth in Section 8.2(d) of the Business Combination Agreement.

Subscription Agreement

On December 27, 2023, Pono entered into a subscription agreement (the “Subscription Agreement”), pursuant to which Pono obtained a commitment from a certain investor (the “Subscriber”) to purchase Pono’s Class A ordinary shares (such shares, collectively, “Subscription Shares”) in an aggregate value of $2,000,000 (as of the date hereof), representing 200,000 Subscription Shares at a price of $10.00 per share. The purpose of the sale of the Subscription Shares is to raise additional capital for use in connection with the Business Combination. The closing of the sale of the Subscription Shares pursuant to the Subscription Agreement is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Business Combination.

The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Letter Agreement

On December 27, 2023, Pono entered into a letter agreement (the “Letter Agreement”) with Horizon, pursuant to which, as an inducement for the Subscriber to enter into the Subscription Agreement, Horizon agreed to transfer or cause to be transferred an aggregate of 330,000 Incentive Shares (as defined in the Business Combination Agreement) to the Subscriber and an additional 470,000 Incentive Shares to the Subscriber’s designees.

Item 3.02 Unregistered Sale of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. In connection with the Closing, Pono will issue 200,000 Pono Class A ordinary shares to the Subscriber pursuant to the Subscription Agreement. Such shares will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from the registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Cautionary Statement Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Pono’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the definitive Business Combination agreement by the shareholders of Pono; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive Business Combination agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the business combination agreement following the announcement of the entry into the Business Combination Agreement and proposed Business Combination; (v) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the proposed Business Combination; (vi) the effect of the announcement or pendency of the proposed Business Combination on Horizon’s business relationships, operating results and business generally; (vii) risks that the proposed Business Combination disrupts the current plans of Horizon; (viii) changes in the markets in which Horizon competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ix) the risk that Pono and Horizon will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (x) the ability of the parties to recognize the benefits of the Business Combination Agreement and the Business Combination; (xi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xii) statements regarding Horizon’s industry and market size; (xiii) financial condition and performance of Horizon and Pono, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of Pono’s public shareholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon; and (xiv) those factors discussed in Pono’s filings with the United States Securities and Exchange Commission (the “SEC”) and that are contained in the registration statement on Form S-4 and the related proxy statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of the registration statement on Form S-4 and the related proxy statement and other documents to be filed by Pono from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Horizon and Pono may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of Horizon or Pono gives any assurance that Horizon and Pono will achieve their respective expectations.

Additional Information and Where to Find It

In connection with the Business Combination Agreement and the proposed Business Combination, Pono has filed materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”), which includes a preliminary proxy statement/prospectus of Pono. On or about December 22, 2023, Pono mailed the final prospectus and definitive proxy statement to its shareholders. Pono shareholders are urged to read the Form S-4 and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the extraordinary general meeting to be held to approve the proposed transaction, because these documents will contain important information about Pono, Horizon, and the proposed transaction. Shareholders of Pono will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Pono without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and Pono’s other filings with the SEC can also be obtained, without charge, by directing a request to Pono Capital Three, Inc., 643 Ilalo St. #102, Honolulu, Hawaii 96813, (808) 892-6611. The information contained in, or that can be accessed through, Horizon’s website is not incorporated by reference in, and is not part of, this report.

No Offer or Solicitation

This current report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in the Solicitation

Horizon and Pono and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Business Combination. Pono shareholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Pono in Pono’s initial public offering prospectus, which was declared effective the SEC on February 9, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Pono’s shareholders in connection with the proposed Business Combination will be included in the definitely proxy statement/prospectus the Pono intends to file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Description
10.1	Form of Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL THREE, INC.

Date: January 3, 2024	By:	/s/ Davin Kazama
	Name:	Davin Kazama
	Title:	Chief Executive Officer

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